UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 26, 1999

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
            Mortgage Pass-Through Certificates, Series 1999-LB1 Trust


New York (governing law of          333-72647      52-2182703
Pooling and Servicing Agreement)    (Commission    52-2182707
(State or other                     File Number)   52-2182713
jurisdiction                                        IRS EIN

        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 26, 1999 a distribution was made to holders of SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., Mortgage Pass-Through Certificates, Series 1999-LB1 Trust.


  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Mortgage Pass-Through Certificates, Series 1999-LB1 Trust, relating to the July 26, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
             Mortgage Pass-Through Certificates, Series 1999-AQ1 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 8/3/99


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Mortgage Pass-Through
                Certificates, Series 1999-LB1 Trust, relating to the July 26, 1999 distribution.